UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒          Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI RYAN J. MORRIS
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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GAMCO ASSET MANAGEMENT INC.

April 26, 2013

Dear Fellow Shareholder:

GAMCO Asset Management Inc. (“GAMCO Asset Management”) and the other participants in this solicitation (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 8,768,355 shares of common stock, $.01 par value per share (the “Common Shares”), of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), representing approximately 8.69% of the outstanding Common Shares.  For the reasons set forth in the attached Proxy Statement, we are seeking representation on the Board of Directors of the Company (the “Board”).  We are seeking your support at the annual meeting of shareholders scheduled to be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 on Friday, May 24, 2013 at 10:00 a.m., Chicago Time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.          To elect GAMCO’s director nominee, Ryan J. Morris (the “Nominee”) to serve until the 2014 annual meeting of shareholders and until his successor is duly elected and qualified;

2.          To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013;

3.          To consider and approve an amendment and restatement of the Company’s Restated Compensation Plan for Non-Employee Directors;

4.           To consider and approve, on an advisory basis, the compensation of the Company’s named executive officers;

5.          If properly presented at the Annual Meeting, to consider and vote upon a proposal submitted by a shareholder of the Company, calling for the board of directors of the Company (the “Board”) to take steps to adopt a plan for all of the Company’s outstanding stock to have one vote per share; and

6.          To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

We believe that the Company is in urgent need of fresh perspective and a focus on enhancing shareholder value, which, we believe, the Nominee will provide.  The Nominee does not have specific plans for the Company.

We are seeking to add one representative on the Board to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  There are currently twelve directors serving on the Board with terms expiring at the Annual Meeting. Four of those directors are to be elected by the holders of Common Shares and eight directors are to be elected by the holders of Series A Common Shares and Preferred Shares of the Company. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominee. By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominee only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominee on the BLUE proxy will be disenfranchised with respect to the election of eleven other directors. There is no assurance that any of the Company’s nominees will serve as directors if our Nominee is elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about April 26, 2013.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ Mario J. Gabelli

Mario J. Gabelli
GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

2013 ANNUAL MEETING OF SHAREHOLDERS
OF
TELEPHONE AND DATA SYSTEMS, INC.
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant shareholders of Telephone and Data Systems, Inc., a Delaware corporation (the “Company” or “TDS”), owning in the aggregate approximately 8.69% of the outstanding Common Shares, $.01 par value per share (the “Common Shares”), of the Company.  We are seeking to add one representative on the Board of Directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of a director who has strong, relevant background and who is committed to fully exploring all opportunities to unlock shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois 60604 on Friday, May 24, 2013 at 10:00 a.m. Chicago Time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.           To elect GAMCO’s director nominee, Ryan J. Morris (the “Nominee”) to serve until the 2014 annual meeting of shareholders and until his successor is duly elected and qualified;

2.           To consider and ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013;

3.           To consider and approve an amendment and restatement of the Company’s Restated Compensation Plan for Non-Employee Directors;

4.           To consider and approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Say on Pay Proposal”);

5.           If properly presented at the Annual Meeting, to consider and vote upon a proposal submitted by a shareholder of the Company, calling for the board of directors of the Company (the “Board”) to take steps to adopt a plan for all of the Company’s outstanding stock to have one vote per share; and

6.           To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

As of the date hereof, GAMCO and its affiliates collectively own 8,768,355 Common Shares, constituting approximately 8.69% of the outstanding Common Shares.  We intend to vote such Common Shares FOR the election of the Nominee, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants, AGAINST the approval of the amendment and ratification of the Restated Compensation Plan for Non-Employee Directors, AGAINST the approval of the advisory Say-on-Pay proposal, and FOR the shareholder proposal calling for the Board to take steps to adopt a plan for all of the Company’s outstanding stock to have one vote per share.

The Company has set the close of business on March 28, 2013 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602.  The Company has three classes of stock whose holders are entitled to vote at the Annual Meeting: Common Shares, Series A Common Shares and Preferred Shares. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of the Record Date, there were 100,917,126 Common Shares outstanding,  7,160,055 Class A Common Shares outstanding and 8,246 Preferred Shares outstanding.  The holders of the Common Shares, Series A Common Shares and Preferred Shares vote together on all matters except the election of directors.  In the election of directors holders of Series A Common Shares and Preferred Shares vote together to elect eight directors and the holders of the Common Shares vote to elect four directors.  The Series A Common Shares are entitled to ten votes per share and each of the Common Shares and Preferred Shares are entitles to one vote per share.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD OTHER MATTERS, WHICH GAMCO IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEE.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at
www.gproxyonline.com

IMPORTANT

Your vote is important, no matter how few Common Shares you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominee.

•           If your Common Shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•           If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Common Shares on your behalf without your instructions.

•           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominee only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation.

•
GAMCO has been a major shareholder of the Common Shares of TDS on behalf of our clients for many years. GAMCO and certain of its affiliates initially filed a Schedule 13D with respect to their ownership of securities of the Company on February 27, 1998.

•
In February 2009, GAMCO notified TDS that it intended to nominate four persons for election as directors by the holders of the Common Shares at the 2009 annual meeting of shareholders of the Company (the “2009 Annual Meeting”).

•
On April 29, 2009, GAMCO and TDS entered into a settlement agreement pursuant to which the Board nominated two individuals recommended by GAMCO, Clarence A. Davis and Gary L. Sugarman, for election as directors by the holders of publicly-traded Common Shares at the 2009 Annual Meeting.

•	In August 2011, the Company filed proxy materials with the SEC announcing its intention to hold a special meeting of the shareholders of the Company to vote on certain share consolidation proposals.

•
In an Amendment to its Schedule 13D filed on October 4, 2012 with the SEC, GAMCO disclosed its intention to vote all shares over which it has voting authority against the Company’s share consolidation and voting power modification proposals at the special meeting of shareholders to be held on October 6, 2011.

•
On September 12, 2012 GAMCO sent a letter to Leroy T. Carlson, Jr., President and Chief Executive Officer of the Company, detailing a suggestion to increase shareholder value through a combination with United States Cellular Corporation (“USM”) that contemplated the issuance of shares of TDS and contingent value rights to shareholders of USM.

•
On December 19, 2012, GAMCO delivered a letter to the Company advising it that GAMCO is considering contacting individuals concerning their interest and their qualification to serve on the Board and may submit recommendations for one or more individuals as nominees for directors of the Company.

•
On February 14, 2013, GAMCO delivered a nomination letter to the Company, in accordance with the requirements of the Company’s Restated Bylaws (the “Bylaws”) with respect to its nomination of Mr. Morris for election as director of the Company at the Annual Meeting.

•
On March 18, 2013, Mr. Gabelli had a telephone conversation with Walter C.D. Carlson, Chairman of the Board, during which Messrs. Gabelli and Carlson discussed the benefits of Mr. Morris’ joining the Board.

REASONS FOR THE SOLICITATION

We believe that urgent change is needed on the Board of TDS.  We have little confidence that the Board, as currently composed, is committed to taking the steps necessary to enhance shareholder value at the Company.  Therefore, we are soliciting your support to elect our Nominee at the Annual Meeting, who we believe would bring significant and relevant experience, new insight and fresh perspectives to the Board.

We believe the Company is Underperforming

We are concerned with the persistently disappointing performance of the Company’s stock. The Common Shares have lost approximately a fifth of their value since the Company announced disappointing results for the fourth quarter of 2012.  We are disappointed by the feeble growth in the Company's earnings per share and deteriorating net income.  The Company has experienced a steep decline in earnings per share in the most recent quarter in comparison to its performance from the same quarter a year ago. TDS has reported that earnings per share have declined over the last two years.  During the past fiscal year, TDS reported lower earnings of $0.75 versus $1.68 in the prior year.  Further, TDS has reported that its operating income in the fourth quarter of 2012 was reduced by $44.5 million due to divestiture-related costs, including a $10.7 million write-down of assets, $12.6 million in employee-related costs, including severance, and $20 million in accelerated depreciation, amortization and accretion. TDS’s net income has significantly decreased by 576.5% when compared to the same quarter one year ago, falling from -$6.19 million to -$41.85 million.

If elected at the Annual Meeting, our Nominee will, subject to his fiduciary duties as a director, endeavor to work with the other members of the Board to review the Company’s operating business and identify opportunities to address the significant underperformance of the Company.  However, since the Nominee would comprise a small minority on the Board if elected, there can be no assurance that any actions or changes proposed by the Nominee will be adopted or supported by the Board.  It is our hope, however, that if shareholders vote to elect our Nominee at the Annual Meeting, then the Board will give serious consideration to any ideas, plans or proposals for enhancing shareholder value that the Nominee may recommend to the full Board.

OUR NOMINEE HAS THE EXPERIENCE, QUALIFICATIONS AND OBJECTIVITY NECESSARY TO FULLY EXPLORE AVAILABLE OPPORTUNITIES TO UNLOCK VALUE FOR SHAREHOLDERS

As TDS’s largest common shareholder, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interests of shareholders.  We have identified a highly qualified, independent director who we believe will bring a fresh perspective into the boardroom and would be extremely helpful in evaluating and executing on initiatives to unlock value at the Company.  Further, we believe TDS’s continued underperformance and undervaluation warrant the addition of a direct shareholder representative on the Board to ensure that all decisions are made with the best interests of all shareholders as the primary objective.

Ryan J. Morris. Mr. Morris has extensive experience serving on the boards of directors of public companies, including as the Executive Chairman of the Board of InfuSystem Holdings, Inc. and Chairman of the Board of Lucas Energy, Inc.  Mr. Morris has significant public company finance and investment management experience. GAMCO believes that Mr. Morris will be an invaluable addition to the Board that will help improve effective oversight of the Company and strengthen the Board’s focus on enhancing shareholder value.

PROPOSALS NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of twelve directors, four of whom are elected by the holders of Common Shares, and eight of which are elected by the holders of Series A Common Shares and Preferred Shares voting together as a class. Directors of the Company are elected annually.  We are seeking your support at the Annual Meeting to elect our Nominee. If elected, Mr. Morris will represent a minority of the members of the Board, and therefore it is not guaranteed that he can implement the actions that he believes are necessary to enhance shareholder value.

THE NOMINEE

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the Nominee.  The nomination was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominee should serve as director of the Company is set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominee.  The Nominee is a citizen of the United States of America.

Ryan J. Morris, age 28, is the Managing Member of Meson Capital Partners LLC (“Meson LLC”), a San Francisco-based investment manager, which he founded in February 2009.  Mr. Morris is currently Executive Chairman of the Board of InfuSystem Holdings, Inc. (NYSE-MKT:INFU) (“InfuSystem”), a leading supplier of infusion services to oncologists and other outpatient treatment settings.   Mr. Morris was elected Chairman of the Board of Lucas Energy, Inc. (NYSE:LEI), an oil and gas company, in December 2012, and has served as a director since October 2012. From June 2011 through July 2012, Mr. Morris served as a member of the equity committee responsible for maximizing value to the stockholders of HearUSA, Inc. (subsequently HUSA Liquidating Corporation), an NYSE Amex-listed company in Chapter 11 bankruptcy, which has since liquidated its assets and ceased operations. Prior to founding Meson LLC, in July 2008, Mr. Morris co-founded VideoNote LLC, a small and profitable educational software company with customers including Cornell University and The World Bank, and he continues to serve as its Chief Executive Officer. Mr. Morris has a Bachelor’s of Science and Masters of Engineering degree in Operations Research & Information Engineering from Cornell University. Mr. Morris is a Chartered Financial Analyst.

The principal business address of Mr. Morris is 2687 California Street, San Francisco, California 94115.

As of the date hereof, Mr. Morris does not directly own any Common Shares and has not engaged in any transactions in securities of the Company in the past two years.

There are no arrangements or understandings between GAMCO or any of its affiliates or clients and the Nominee or any other person or persons pursuant to which the nomination of the Nominee described herein is to be made, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  The Nominee is not a party adverse to the Company or any of its subsidiaries nor does he have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

GAMCO and its affiliates are beneficial owners, on behalf of their investment advisory clients, of 2.5% of the shares of common stock of InfuSystem, for which Mr. Morris serves as a director.

The  Nominee presently is, and if elected as a director of the Company would be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominee will be unable to stand for election, but, in the event the Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size.  Additional nominations made pursuant to the preceding sentence are without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEE ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

RATIFICATION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has preliminarily selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 and is proposing that shareholders ratify such appointment.

As disclosed in the Company’s proxy statement, this vote is an advisory vote only, and therefore it will not bind the Company, the Board or the Audit Committee. The Company is not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as its independent registered public accounting firm by its Bylaws or otherwise. However, according to the Company’s proxy statement, should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, the Audit Committee will review whether to retain such firm for the fiscal year ending December 31, 2013.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2013 AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE RESTATED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

As discussed in further detail in the Company’s proxy statement, the Board is requesting that shareholders approve an amendment and restatement of the Telephone and Data Systems, Inc. Restated Compensation Plan for Non-Employee Directors (the “Director Plan”).  The Director Plan was initially approved by shareholders of the Company on January 13, 2012 and became effective on January 24, 2012. The Director Plan provides compensation to each director of the Company who is not an employee of the Company or any other subsidiary of the Company.  According to the Company’s proxy statement, there are currently ten such non-employee directors.  The Director Plan was subsequently amended on March 9, 2012.

On March 8, 2013, the Board amended and restated the amended Director Plan (the “Restated Director Plan”), subject to shareholder approval. The Restated Director Plan reflects the amendment to the Director Plan made on March 9, 2012 and also increases the number of Common Shares reserved for issuance under such plan by 200,000 Common Shares.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE RESTATED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL NO. 4

APPROVAL OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking shareholders to cast an advisory vote approving the compensation of its named executive officers as disclosed in the Compensation Discussion and Analysis section of the Company’s proxy statement.

According to the Company’s proxy statement, the vote on this “say-on-pay” proposal is advisory and therefore non-binding on the Company, but the Company will consider the outcome of the vote when making future executive compensation decisions.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL NO. 5

SHAREHOLDER PROPOSAL TO GIVE EACH SHARE AN EQUAL VOTE

As discussed in further detail in the Company’s proxy statement, a shareholder of the Company has presented a proposal for consideration at the Annual Meeting if it is properly presented at such Annual Meeting by either of such shareholder or an authorized representative thereof in accordance with the Company’s Bylaws, Delaware law, SEC rules and other applicable requirements.  The shareholder has proposed the adoption of the following resolution:

“RESOLVED: Shareholders request that our Board take steps to adopt a recapitalization plan for all outstanding stock to have one-vote per share. This would include all practicable steps including encouragement and negotiation with family shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights.”

GAMCO believes a recapitalization plan for all outstanding stock to have one-vote per share would benefit shareholders by allowing their economic interest in the Company to be better aligned to their voting power.

WE RECOMMEND A VOTE “FOR” THE APPROVAL OF THE SHAREHOLDER PROPOSAL TO GIVE EACH SHARE OF THE COMPANY AN EQUAL VOTE AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date.  Based on publicly available information, GAMCO believes that the outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Shares, Series A Common Shares, and Preferred Shares. The Series A Common Shares are entitled to ten votes per share and each of the Common Shares and Preferred Shares are entitles to one vote per share.

According to the Company’s proxy statement, a Voting Trust formed under an agreement dated June 30, 1989, as amended (the “TDS Voting Trust”), held 6,786,281 Series A Common Shares on the Record Date, representing approximately 94.8% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the holders of Series A Common Shares and Preferred Shares and has approximately 53.8% of the voting power with respect to matters other than the election of directors. The TDS Voting Trust also held 6,121,645 Common Shares on the Record Date, representing approximately 6.1% of the Common Shares. By reason of such holding, the TDS Voting Trust has approximately 6.1% of the voting power with respect to the election of directors elected by the holders of Common Shares and an additional 2.6% of the voting power in matters other than the election of directors. Accordingly, the TDS Voting Trust has an aggregate of 56.4% of the voting power in matters other than the election of directors. The TDS Voting Trust does not currently own Preferred Shares.

Common Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominee, FOR the ratification of the selection of PricewaterhouseCoopers LLP, AGAINST the approval of the amendment and restatement of the Company’s Restated Compensation Plan for Non-Employee Directors, AGAINST the approval of the Say-on-Pay Proposal, and FOR the approval of the shareholder resolution calling for the Board to take steps to adopt a plan for all of the Company’s outstanding stock to have one vote per share, and as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate twelve candidates for election at the Annual Meeting, including eight candidates to be elected by the holders of the Series A Commons Shares and Preferred Shares.  This Proxy Statement is soliciting proxies to elect our Nominee.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominee only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominee on the BLUE proxy will be disenfranchised with respect to the election of eleven other directors.  Under applicable proxy rules we are required either to solicit proxies only for our Nominee, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominee while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominee to also vote for certain of the Company’s nominees.   There is no assurance that any of the Company’s nominees will serve as directors if our Nominee is elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A majority of the voting power of shares of capital stock in matters other than the election of directors and entitled to vote, represented in person or by proxy, will constitute a quorum to permit the Annual Meeting to proceed. Withheld votes and abstentions of shares entitled to vote and non-votes will be treated as present in person or represented by proxy for purposes of establishing a quorum for the meeting. If such a quorum is present or represented by proxy, the meeting can proceed. If the shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting to permit the meeting to proceed. In addition, where a separate vote by a class or group is required with respect to a proposal, a quorum is also required with respect to such proposal for the vote to proceed with respect to such proposal.

In the election of directors, the holders of a majority of the votes of the stock of such class or group issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election. Withheld votes by shares entitled to vote with respect to a director and non-votes with respect to such director will be treated as present in person or represented by proxy for purposes of establishing a quorum for the election of such director. If Series A Common Shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with the election of directors by the holders of Series A Common Shares and Preferred Shares. If a quorum of the holders of Common Shares is not present at the time the Annual Meeting is convened, the chairman of the meeting or holders of a majority of the voting power in matters other than the election of directors represented in person or by proxy may adjourn the Annual Meeting with respect to all proposals or only with respect to the election of directors by the holders of Common Shares.

With respect to Proposals 2, 3, 4 and 5, the holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to such proposals, present in person or represented by proxy, will constitute a quorum at the Annual Meeting in connection with such proposals. Abstentions from voting on such proposals by shares entitled to vote on such proposals and non-votes with respect to such proposals will be treated as present in person or represented by proxy for purposes of establishing a quorum for such proposals. If TDS shares beneficially owned by the TDS Voting Trust are present in person or represented by proxy at the Annual Meeting, such shares will constitute a quorum at the Annual Meeting in connection with such proposals.

Even if a quorum is present, holders of a majority of the voting stock represented in person or by proxy may adjourn the Annual Meeting. Because it holds a majority of the voting power of all classes of stock, the TDS Voting Trust has the voting power to approve an adjournment. TDS does not currently have any expectation that the Annual Meeting would be adjourned for any reason. However, if there is a proposal to adjourn the Annual Meeting by a vote of the stockholders, the persons named in the enclosed proxy will have discretionary authority to vote with respect to such adjournment.

If you are a shareholder of record, you must deliver your vote by mail or attend the Annual Meeting in person and vote in order to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum.  Brokers do not have discretionary authority to vote on any of the matters to be presented at the Annual Meeting. Accordingly, unless you vote via proxy card or provide instructions to your broker, your Common Shares will not count for purposes of attaining a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality of the votes cast by the class or group of shareholder entitled to vote in the election, meaning only those directors receiving the highest number of votes will be elected. With respect to the election of directors, neither an abstention nor a broker non-vote will count as a vote cast “for” or “against” a director nominee.  Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

In the election of directors by holders of Common Shares, each holder of outstanding Common Shares is entitled to one vote for each Common Shares held in such shareholder’s name. In the election of directors by holders of Series A Common Shares and Preferred Shares, each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder’s name and each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holders’ name.

Other Proposals ─ According to the Company’s proxy statement, the holders of Common Shares, Preferred Shares and Series A Common Shares will vote together as a single group with respect to Proposals 2, 3, 4 and 5. Each holder of outstanding Common Shares is entitled to 0.541474 vote for each Common Share held in such holder’s name. Each holder of outstanding Series A Common Shares is entitled to ten votes for each Series A Common Share held in such holder’s name. Each holder of outstanding Preferred Shares is entitled to one vote for each Preferred Share held in such holder’s name. If a quorum is present at the Annual Meeting, the approval of Proposals 2, 3, 4 and 5 will require the affirmative vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or represented by proxy at the meeting. Abstentions by shares entitled to vote on such proposals will be treated as votes which could be cast that are present for such purposes and, accordingly, will effectively count as a vote cast against such proposal. Non-votes with respect to such proposals will not be included in the total of votes which could be cast which are present for purposes of determining whether such proposals are approved, even though they may be included for purposes of determining a quorum. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Common Shares.  Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominee.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEE TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the Participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominee set forth in this Proxy Statement. Such staff members will receive no additional consideration if they assist in the solicitation of proxies. Solicitations of proxies may be made in person, by telephone, by email, through the internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $25,000, of which approximately $10,000 has been incurred to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO will seek reimbursement from the Company for those expenses if any of our Nominees is elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominee, GAMCO and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO is an investment adviser registered under the Advisers Act.  Mr. Gabelli is the controlling shareholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling shareholder of Teton Advisors, Inc.

The address of the principal office of each of GAMCO and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO beneficially owns 5,129,251 Common Shares.  GAMCO has dispositive power with respect to all of these Common Shares, and has voting power with respect to 4,724,227 Common Shares.  As of the date hereof, Mr. Gabelli directly owns 74,280 Common Shares. As of the date hereof, GAMCO’s affiliates beneficially own an additional 3,638,604 Common Shares.  By virtue of his respective position with each of GAMCO and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the Common Shares held by GAMCO and its affiliates.  As of the date hereof, GAMCO, its affiliates and Mr. Gabelli own an aggregate of 8,768,355 Common Shares.  As of the date hereof, Mr. Morris does not own any Common Shares.

The Common Shares beneficially owned by each of GAMCO and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years (for exceptions, please refer to Schedule I of this Proxy Statement); (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities (for exceptions, please refer to page 16 of this Proxy Statement); (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company (for exceptions, please refer to the cover letter and pages 1 and 15 of this Proxy Statement); (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to the Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which GAMCO is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2014 Annual Meeting, in order to be included in the Company’s proxy statement and the form of proxy for the 2014 Annual Meeting, must be made by a qualified shareholder and must be received at the Company’s corporate office at 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 not later than December 20, 2013 (120 calendar days before the anniversary date of the Company’s proxy statement of April 19, 2013). However, if the date of the 2014 Annual Meeting changes for any reason by more than 30 calendar days from May 24, 2014 (the anniversary of the 2013 Annual Meeting), then the deadline will be a reasonable time before TDS begins to print and send its proxy materials. According to the Company’s proxy statement, in such event, the Company would disclose such date in a Form 8-K, 10-Q or 10-K at the appropriate time.

Under the Bylaws of the Company, a shareholder may directly nominate a candidate for election as a director of the Company with respect to an election to be held at an annual meeting of shareholders only if written notice of such intention is delivered to the Corporate Secretary either by personal delivery or by United States mail, postage prepaid, not less than 90 days nor more than 120 days in advance of such annual meeting.

In addition, pursuant to the Bylaws, proposals by shareholders intended to be presented at the 2014 Annual Meeting of shareholders (other than proposals included in TDS' proxy statement and form of proxy relating to the 2014 Annual Meeting pursuant to SEC Rule 14a-8), must be received by TDS at its principal executive offices not earlier than January 24, 2014 and not later than February 21, 2014 for consideration at the 2014 Annual Meeting of shareholders (120 calendar days and 90 calendar days, respectively, before the anniversary date of the 2013 Annual Meeting of May 24, 2013, except that, because the 90th day falls on a Saturday, the deadline pursuant to the Bylaws is the immediately preceding Friday). However, if the date of the 2014 Annual Meeting is changed by more than 30 calendar days before or after May 24, 2014 (the one year anniversary date of the 2013 Annual Meeting), different provisions will apply as set forth in the Bylaws.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2014 Annual Meeting is based on information contained in the Company’s proxy statement and organizational documents filed by the Company with the SEC.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

April 26, 2013

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

CUSIP NO.	Purchase/Sale	Common Shares Purchased / Sold	Date of Purchase/Sale

GAMCO ASSET MANAGEMENT INC.

879433860	Sale	400	03/28/2011
879433860	Sale	2,500	03/28/2011
879433860	Sale	1,000	03/28/2011
879433860	Sale	400	03/28/2011
879433860	Sale	200	03/29/2011
879433860	Sale	5,000	03/30/2011
879433860	Sale	1,000	04/01/2011
879433860	Sale	500	04/01/2011
879433860	Sale	400	04/04/2011
879433860	Sale	500	04/04/2011
879433860	Sale	200	04/05/2011
879433860	Sale	200	04/07/2011
879433860	Sale	500	04/07/2011
879433860	Sale	500	04/07/2011
879433860	Sale	3,000	04/08/2011
879433860	Sale	1,000	04/11/2011
879433860	Sale	400	04/12/2011
879433860	Sale	300	04/12/2011
879433860	Sale	500	04/12/2011
879433860	Sale	4,000	04/12/2011
879433860	Sale	200	04/13/2011
879433860	Sale	300	04/15/2011
879433860	Sale	100	04/15/2011
879433860	Sale	700	04/18/2011
879433860	Sale	700	04/19/2011
879433860	Sale	300	04/19/2011
879433860	Sale	300	04/19/2011
879433860	Sale	500	04/19/2011
879433860	Sale	200	04/19/2011
879433860	Sale	200	04/19/2011
879433860	Sale	600	04/19/2011
879433860	Sale	300	04/19/2011
879433860	Sale	300	04/19/2011

879433860	Sale	300	04/20/2011
879433860	Sale	2,500	04/20/2011
879433860	Sale	500	04/20/2011
879433860	Sale	500	04/20/2011
879433860	Sale	1,000	04/20/2011
879433860	Sale	500	04/21/2011
879433860	Sale	500	04/21/2011
879433860	Sale	500	04/21/2011
879433860	Sale	300	04/21/2011
879433860	Sale	400	04/25/2011
879433860	Sale	300	04/25/2011
879433860	Sale	500	04/25/2011
879433860	Sale	500	04/25/2011
879433860	Sale	300	04/25/2011
879433860	Sale	3,000	04/27/2011
879433860	Sale	500	05/03/2011
879433860	Sale	500	05/03/2011
879433860	Sale	500	05/03/2011
879433860	Sale	500	05/04/2011
879433860	Sale	500	05/04/2011
879433860	Sale	200	05/04/2011
879433860	Sale	500	05/05/2011
879433860	Sale	200	05/06/2011
879433860	Sale	400	05/06/2011
879433860	Sale	200	05/06/2011
879433860	Sale	300	05/10/2011
879433860	Sale	700	05/11/2011
879433860	Sale	2,500	05/11/2011
879433860	Sale	200	05/11/2011
879433860	Sale	400	05/12/2011
879433860	Sale	600	05/16/2011
879433860	Sale	800	05/16/2011
879433860	Sale	200	05/16/2011
879433860	Sale	500	05/17/2011
879433860	Sale	200	05/17/2011
879433860	Sale	700	05/17/2011
879433860	Sale	1,000	05/18/2011
879433860	Sale	300	05/18/2011
879433860	Sale	1,000	05/20/2011
879433860	Sale	1,000	05/23/2011
879433860	Sale	200	05/23/2011
879433860	Sale	600	05/23/2011
879433860	Sale	3,000	05/24/2011

879433860	Sale	200	05/24/2011
879433860	Sale	800	05/25/2011
879433860	Sale	3,000	05/25/2011
879433860	Sale	1,000	05/25/2011
879433860	Sale	200	05/27/2011
879433860	Purchase	13,000	05/27/2011
879433860	Sale	200	05/31/2011
879433860	Purchase	1,000	05/31/2011
879433860	Purchase	100	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	400	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	400	06/01/2011
879433860	Purchase	200	06/01/2011
879433860	Purchase	500	06/02/2011
879433860	Purchase	2,665	06/02/2011
879433860	Purchase	1,000	06/02/2011
879433860	Sale	5,000	06/03/2011
879433860	Purchase	2,235	06/03/2011
879433860	Purchase	1,000	06/03/2011
879433860	Purchase	1,000	06/03/2011
879433860	Purchase	100	06/07/2011
879433860	Purchase	250	06/07/2011
879433860	Sale	1,000	06/10/2011
879433860	Sale	400	06/10/2011
879433860	Purchase	1,500	06/14/2011
879433860	Purchase	1,300	06/14/2011
879433860	Sale	300	06/14/2011
879433860	Purchase	500	06/15/2011
879433860	Purchase	150	06/15/2011
879433860	Sale	200	06/16/2011
879433860	Sale	300	06/16/2011
879433860	Purchase	5,000	06/16/2011
879433860	Purchase	200	06/16/2011
879433860	Purchase	200	06/16/2011
879433860	Purchase	300	06/16/2011
879433860	Sale	200	06/20/2011
879433860	Sale	200	06/21/2011
879433860	Sale	100	06/21/2011
879433860	Sale	200	06/22/2011

879433860	Purchase	300	06/22/2011
879433860	Purchase	300	06/22/2011
879433860	Purchase	300	06/22/2011
879433860	Purchase	600	06/24/2011
879433860	Purchase	4,400	06/27/2011
879433860	Purchase	400	06/29/2011
879433860	Purchase	500	07/01/2011
879433860	Purchase	300	07/01/2011
879433860	Purchase	100	07/01/2011
879433860	Purchase	8,400	07/01/2011
879433860	Purchase	6,600	07/01/2011
879433860	Sale	3,500	07/05/2011
879433860	Purchase	400	07/05/2011
879433860	Purchase	250	07/05/2011
879433860	Purchase	2,800	07/05/2011
879433860	Purchase	2,200	07/05/2011
879433860	Purchase	200	07/06/2011
879433860	Purchase	2,800	07/06/2011
879433860	Purchase	2,200	07/06/2011
879433860	Purchase	3,000	07/07/2011
879433860	Purchase	500	07/07/2011
879433860	Purchase	2,800	07/07/2011
879433860	Purchase	2,200	07/07/2011
879433860	Purchase	200	07/07/2011
879433860	Purchase	1,700	07/08/2011
879433860	Purchase	1,300	07/08/2011
879433860	Purchase	100	07/11/2011
879433860	Purchase	300	07/11/2011
879433860	Purchase	100	07/11/2011
879433860	Sale	1,000	07/12/2011
879433860	Sale	1,000	07/13/2011
879433860	Purchase	1,700	07/13/2011
879433860	Purchase	1,300	07/13/2011
879433860	Purchase	200	07/14/2011
879433860	Purchase	2,200	07/18/2011
879433860	Purchase	1,800	07/18/2011
879433860	Purchase	1,500	07/19/2011
879433860	Purchase	1,700	07/19/2011
879433860	Purchase	1,300	07/19/2011
879433860	Purchase	600	07/20/2011
879433860	Purchase	400	07/20/2011
879433860	Purchase	200	07/20/2011
879433860	Purchase	1,000	07/21/2011

879433860	Purchase	3,000	07/25/2011
879433860	Sale	300	07/28/2011
879433860	Purchase	400	07/28/2011
879433860	Purchase	300	07/29/2011
879433860	Purchase	100	07/29/2011
879433860	Sale	500	08/01/2011
879433860	Sale	600	08/01/2011
879433860	Sale	200	08/03/2011
879433860	Sale	200	08/03/2011
879433860	Sale	600	08/04/2011
879433860	Sale	300	08/04/2011
879433860	Sale	160	08/04/2011
879433860	Purchase	200	08/05/2011
879433860	Purchase	150	08/05/2011
879433860	Purchase	15,000	08/09/2011
879433860	Purchase	1,000	08/10/2011
879433860	Sale	600	08/11/2011
879433860	Sale	300	08/15/2011
879433860	Sale	200	08/18/2011
879433860	Sale	200	08/22/2011
879433860	Purchase	500	08/22/2011
879433860	Sale	100	08/23/2011
879433860	Sale	220	08/23/2011
879433860	Sale	200	08/24/2011
879433860	Purchase	2,500	08/24/2011
879433860	Purchase	200	08/24/2011
879433860	Purchase	500	08/25/2011
879433860	Purchase	500	08/30/2011
879433860	Purchase	500	08/30/2011
879433860	Purchase	400	08/30/2011
879433860	Purchase	200	08/30/2011
879433860	Purchase	200	08/30/2011
879433860	Purchase	500	08/30/2011
879433860	Sale	100	09/01/2011
879433860	Purchase	500	09/01/2011
879433860	Purchase	4,000	09/01/2011
879433860	Sale	100	09/01/2011
879433860	Purchase	1,000	09/02/2011
879433860	Purchase	200	09/06/2011
879433860	Purchase	150	09/06/2011
879433860	Purchase	1,000	09/06/2011
879433860	Purchase	250	09/06/2011
879433860	Sale	300	09/15/2011

879433860	Sale	5,000	09/16/2011
879433860	Sale	1,800	09/20/2011
879433860	Sale	3,000	09/22/2011
879433860	Sale	1,500	09/23/2011
879433860	Purchase	500	09/23/2011
879433860	Purchase	500	09/23/2011
879433860	Sale	2,200	09/26/2011
879433860	Sale	400	09/27/2011
879433860	Purchase	500	09/29/2011
879433860	Sale	100	09/30/2011
879433860	Sale	300	10/03/2011
879433860	Sale	300	10/03/2011
879433860	Purchase	1,000	10/06/2011
879433860	Purchase	50	10/06/2011
879433860	Purchase	250	10/06/2011
879433860	Purchase	1,000	10/10/2011
879433860	Purchase	2,800	10/10/2011
879433860	Purchase	2,200	10/10/2011
879433860	Purchase	200	10/11/2011
879433860	Purchase	2,000	10/12/2011
879433860	Purchase	2,000	10/12/2011
879433860	Purchase	2,500	10/12/2011
879433860	Purchase	4,000	10/12/2011
879433860	Purchase	2,000	10/14/2011
879433860	Purchase	20,000	10/14/2011
879433860	Purchase	700	10/17/2011
879433860	Purchase	2,000	10/19/2011
879433860	Purchase	3,000	10/19/2011
879433860	Sale	500	10/19/2011
879433860	Purchase	1,600	10/19/2011
879433860	Purchase	700	10/19/2011
879433860	Purchase	200	10/19/2011
879433860	Purchase	500	10/19/2011
879433860	Purchase	2,000	10/20/2011
879433860	Purchase	1,000	10/20/2011
879433860	Sale	200	10/20/2011
879433860	Purchase	4,000	10/21/2011
879433860	Purchase	1,000	10/21/2011
879433860	Purchase	3,000	10/21/2011
879433860	Sale	800	10/21/2011
879433860	Purchase	2,500	10/21/2011
879433860	Purchase	5,000	10/24/2011
879433860	Purchase	500	10/24/2011

879433860	Purchase	403	10/24/2011
879433860	Purchase	2,000	10/24/2011
879433860	Purchase	2,000	10/24/2011
879433860	Purchase	500	10/24/2011
879433860	Purchase	600	10/24/2011
879433860	Purchase	300	10/24/2011
879433860	Sale	2,000	10/24/2011
879433860	Purchase	600	10/24/2011
879433860	Purchase	1,000	10/24/2011
879433860	Purchase	5,000	10/24/2011
879433860	Purchase	3,000	10/24/2011
879433860	Purchase	2,000	10/24/2011
879433860	Purchase	7,290	10/25/2011
879433860	Purchase	1,000	10/25/2011
879433860	Purchase	800	10/25/2011
879433860	Purchase	1,500	10/25/2011
879433860	Purchase	1,500	10/25/2011
879433860	Purchase	2,000	10/25/2011
879433860	Sale	400	10/25/2011
879433860	Purchase	3,000	10/25/2011
879433860	Purchase	200	10/25/2011
879433860	Purchase	100	10/25/2011
879433860	Purchase	2,000	10/25/2011
879433860	Purchase	710	10/26/2011
879433860	Purchase	500	10/26/2011
879433860	Purchase	1,000	10/26/2011
879433860	Purchase	500	10/26/2011
879433860	Purchase	1,500	10/26/2011
879433860	Purchase	1,000	10/26/2011
879433860	Purchase	1,000	10/26/2011
879433860	Purchase	500	10/26/2011
879433860	Purchase	2,500	10/26/2011
879433860	Sale	300	10/27/2011
879433860	Purchase	300	10/27/2011
879433860	Purchase	900	10/27/2011
879433860	Purchase	2,000	10/27/2011
879433860	Purchase	2,500	10/27/2011
879433860	Sale	114	10/27/2011
879433860	Purchase	1,500	10/27/2011
879433860	Purchase	2,000	10/27/2011
879433860	Sale	500	10/27/2011
879433860	Sale	1,000	10/28/2011
879433860	Purchase	1,000	10/28/2011

879433860	Sale	200	10/28/2011
879433860	Purchase	1,000	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	400	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	1,200	10/31/2011
879433860	Purchase	900	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	400	10/31/2011
879433860	Purchase	400	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	100	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	300	10/31/2011
879433860	Purchase	400	10/31/2011
879433860	Purchase	300	10/31/2011
879433860	Purchase	800	10/31/2011
879433860	Purchase	300	10/31/2011
879433860	Purchase	1,100	10/31/2011
879433860	Purchase	800	10/31/2011
879433860	Purchase	200	10/31/2011
879433860	Purchase	100	10/31/2011
879433860	Purchase	100	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	500	10/31/2011
879433860	Purchase	800	11/01/2011
879433860	Purchase	5,000	11/01/2011
879433860	Purchase	200	11/01/2011
879433860	Purchase	300	11/01/2011
879433860	Purchase	1,250	11/01/2011
879433860	Purchase	800	11/01/2011
879433860	Purchase	400	11/01/2011
879433860	Purchase	100	11/01/2011
879433860	Purchase	600	11/01/2011
879433860	Purchase	400	11/01/2011

879433860	Purchase	200	11/01/2011
879433860	Purchase	100	11/01/2011
879433860	Purchase	600	11/01/2011
879433860	Purchase	400	11/01/2011
879433860	Purchase	200	11/03/2011
879433860	Purchase	300	11/03/2011
879433860	Purchase	2,000	11/04/2011
879433860	Purchase	200	11/04/2011
879433860	Purchase	1,000	11/04/2011
879433860	Purchase	200	11/04/2011
879433860	Purchase	100	11/04/2011
879433860	Purchase	200	11/07/2011
879433860	Purchase	1,250	11/08/2011
879433860	Purchase	200	11/09/2011
879433860	Sale	1,200	11/14/2011
879433860	Purchase	2,000	11/14/2011
879433860	Sale	100	11/15/2011
879433860	Purchase	300	11/16/2011
879433860	Purchase	2,000	11/16/2011
879433860	Purchase	500	11/16/2011
879433860	Purchase	200	11/16/2011
879433860	Purchase	400	11/16/2011
879433860	Purchase	600	11/16/2011
879433860	Sale	2,000	11/17/2011
879433860	Sale	1,000	11/17/2011
879433860	Purchase	200	11/21/2011
879433860	Purchase	200	11/21/2011
879433860	Sale	900	11/22/2011
879433860	Purchase	2,000	11/23/2011
879433860	Sale	200	11/25/2011
879433860	Purchase	1,000	11/25/2011
879433860	Sale	1,000	11/28/2011
879433860	Sale	1,000	11/28/2011
879433860	Sale	600	11/28/2011
879433860	Sale	200	11/28/2011
879433860	Sale	500	11/29/2011
879433860	Sale	300	11/30/2011
879433860	Sale	500	11/30/2011
879433860	Sale	5,000	12/01/2011
879433860	Sale	2,500	12/02/2011
879433860	Purchase	200	12/02/2011
879433860	Purchase	200	12/02/2011
879433860	Sale	800	12/05/2011

879433860	Sale	100	12/05/2011
879433860	Sale	200	12/05/2011
879433860	Sale	200	12/06/2011
879433860	Sale	2,000	12/06/2011
879433860	Sale	600	12/12/2011
879433860	Sale	1,250	12/15/2011
879433860	Sale	300	12/19/2011
879433860	Sale	400	12/19/2011
879433860	Sale	1,200	12/19/2011
879433860	Sale	400	12/22/2011
879433860	Sale	453	12/22/2011
879433860	Sale	240	12/22/2011
879433860	Sale	600	12/23/2011
879433860	Sale	100	12/23/2011
879433860	Sale	200	12/23/2011
879433860	Sale	1,000	12/23/2011
879433860	Sale	400	12/28/2011
879433860	Sale	500	12/28/2011
879433860	Sale	200	12/28/2011
879433860	Sale	200	12/28/2011
879433860	Sale	1,000	12/28/2011
879433860	Sale	300	12/29/2011
879433860	Sale	400	12/29/2011
879433860	Purchase	400	12/29/2011
879433860	Sale	400	12/29/2011
879433860	Sale	500	12/30/2011
879433860	Sale	300	12/30/2011
879433860	Purchase	500	01/05/2012
879433860	Purchase	500	01/05/2012
879433860	Sale	500	01/06/2012
879433860	Purchase	400	01/09/2012
879433860	Purchase	500	01/09/2012
879433860	Purchase	200	01/09/2012
879433860	Purchase	400	01/09/2012
879433860	Purchase	1,200	01/09/2012
879433860	Purchase	300	01/09/2012
879433860	Purchase	400	01/09/2012
879433860	Purchase	150	01/09/2012
879433860	Sale	500	01/10/2012
879433860	Sale	1	01/10/2012
879433860	Purchase	600	01/10/2012
879433860	Purchase	300	01/11/2012
879433860	Sale	500	01/13/2012

879433860	Sale	100	01/19/2012
879433860	Sale	100	01/19/2012
879433860	Purchase	900	01/20/2012
879433100	Sale	500	03/28/2011
879433100	Purchase	200	03/28/2011
879433100	Purchase	200	03/28/2011
879433100	Sale	100	03/29/2011
879433100	Purchase	3,000	03/29/2011
879433100	Purchase	3,000	03/30/2011
879433100	Purchase	1,000	03/31/2011
879433100	Sale	500	04/01/2011
879433100	Purchase	45	04/08/2011
879433100	Purchase	30	04/08/2011
879433100	Purchase	25	04/08/2011
879433100	Purchase	100	04/08/2011
879433100	Purchase	100	04/08/2011
879433100	Purchase	100	04/08/2011
879433100	Purchase	100	04/08/2011
879433100	Purchase	200	04/08/2011
879433100	Purchase	300	04/08/2011
879433100	Purchase	300	04/08/2011
879433100	Purchase	200	04/08/2011
879433100	Purchase	500	04/11/2011
879433100	Purchase	200	04/11/2011
879433100	Purchase	300	04/11/2011
879433100	Purchase	200	04/11/2011
879433100	Purchase	200	04/12/2011
879433100	Sale	100	04/15/2011
879433100	Sale	400	04/19/2011
879433100	Sale	400	04/19/2011
879433100	Sale	3,000	04/20/2011
879433100	Sale	300	04/21/2011
879433100	Sale	200	04/25/2011
879433100	Sale	1,000	05/02/2011
879433100	Purchase	200	05/02/2011
879433100	Purchase	1,000	05/02/2011
879433100	Purchase	200	05/02/2011
879433100	Purchase	200	05/02/2011
879433100	Purchase	200	05/02/2011
879433100	Sale	200	05/03/2011
879433100	Sale	400	05/04/2011
879433100	Sale	300	05/04/2011
879433100	Sale	200	05/05/2011

879433100	Sale	200	05/06/2011
879433100	Purchase	400	05/06/2011
879433100	Sale	3,000	05/06/2011
879433100	Sale	5,000	05/06/2011
879433100	Purchase	400	05/09/2011
879433100	Purchase	400	05/10/2011
879433100	Purchase	200	05/10/2011
879433100	Purchase	200	05/11/2011
879433100	Purchase	1,000	05/12/2011
879433100	Sale	300	05/16/2011
879433100	Sale	300	05/16/2011
879433100	Sale	400	05/16/2011
879433100	Purchase	500	05/16/2011
879433100	Purchase	300	05/16/2011
879433100	Purchase	2,000	05/17/2011
879433100	Purchase	3,000	05/18/2011
879433100	Purchase	7,000	05/20/2011
879433100	Purchase	300	05/20/2011
879433100	Sale	600	05/23/2011
879433100	Purchase	3,000	05/23/2011
879433100	Purchase	5,000	05/24/2011
879433100	Purchase	800	05/24/2011
879433100	Sale	400	05/25/2011
879433100	Purchase	1,000	05/31/2011
879433100	Sale	200	05/31/2011
879433100	Sale	200	05/31/2011
879433100	Purchase	200	05/31/2011
879433100	Purchase	500	06/02/2011
879433100	Purchase	100	06/07/2011
879433100	Purchase	3,000	06/08/2011
879433100	Sale	200	06/08/2011
879433100	Purchase	700	06/08/2011
879433100	Purchase	3,000	06/14/2011
879433100	Sale	350	06/15/2011
879433100	Purchase	150	06/15/2011
879433100	Sale	200	06/16/2011
879433100	Purchase	5,000	06/16/2011
879433100	Sale	500	06/16/2011
879433100	Purchase	4,000	06/16/2011
879433100	Sale	250	06/20/2011
879433100	Sale	100	06/21/2011
879433100	Purchase	700	06/21/2011
879433100	Sale	40	07/07/2011

879433100	Purchase	200	07/12/2011
879433100	Sale	500	07/12/2011
879433100	Purchase	1,000	07/13/2011
879433100	Sale	1,000	07/14/2011
879433100	Sale	250	07/18/2011
879433100	Sale	200	07/18/2011
879433100	Sale	300	07/18/2011
879433100	Sale	1,000	07/18/2011
879433100	Sale	300	07/19/2011
879433100	Purchase	2,500	07/19/2011
879433100	Purchase	4,000	07/20/2011
879433100	Sale	500	07/20/2011
879433100	Sale	200	07/21/2011
879433100	Sale	300	07/21/2011
879433100	Sale	15,800	07/21/2011
879433100	Sale	10,500	07/21/2011
879433100	Purchase	2,000	07/25/2011
879433100	Sale	200	07/26/2011
879433100	Sale	1,200	07/28/2011
879433100	Sale	300	07/28/2011
879433100	Purchase	1,000	07/29/2011
879433100	Sale	1,000	08/01/2011
879433100	Sale	1,000	08/01/2011
879433100	Sale	500	08/01/2011
879433100	Purchase	14,000	08/02/2011
879433100	Sale	100	08/02/2011
879433100	Sale	100	08/02/2011
879433100	Sale	400	08/02/2011
879433100	Sale	600	08/04/2011
879433100	Sale	160	08/04/2011
879433100	Sale	1,000	08/08/2011
879433100	Sale	500	08/08/2011
879433100	Purchase	1,000	08/08/2011
879433100	Sale	200	08/09/2011
879433100	Sale	1,000	08/10/2011
879433100	Sale	500	08/10/2011
879433100	Sale	600	08/11/2011
879433100	Sale	100	08/12/2011
879433100	Purchase	500	08/15/2011
879433100	Purchase	1,000	08/15/2011
879433100	Purchase	1,000	08/15/2011
879433100	Sale	200	08/22/2011
879433100	Purchase	600	08/22/2011

879433100	Sale	500	08/23/2011
879433100	Sale	100	08/23/2011
879433100	Sale	3,000	08/23/2011
879433100	Sale	200	08/24/2011
879433100	Purchase	2,500	08/24/2011
879433100	Sale	1,200	08/24/2011
879433100	Sale	1,200	08/24/2011
879433100	Sale	800	08/24/2011
879433100	Purchase	5,000	08/26/2011
879433100	Purchase	1,000	08/26/2011
879433100	Purchase	1,000	08/30/2011
879433100	Purchase	400	08/30/2011
879433100	Sale	1,000	08/30/2011
879433100	Purchase	5,000	08/30/2011
879433100	Purchase	1,000	08/31/2011
879433100	Purchase	500	08/31/2011
879433100	Purchase	1,500	08/31/2011
879433100	Sale	100	09/01/2011
879433100	Sale	100	09/01/2011
879433100	Purchase	1,500	09/01/2011
879433100	Purchase	300	09/01/2011
879433100	Sale	100	09/01/2011
879433100	Purchase	10,000	09/01/2011
879433100	Purchase	1,500	09/01/2011
879433100	Sale	400	09/07/2011
879433100	Purchase	200	09/08/2011
879433100	Purchase	200	09/08/2011
879433100	Purchase	100	09/08/2011
879433100	Purchase	1,000	09/08/2011
879433100	Purchase	10,000	09/14/2011
879433100	Purchase	3,000	09/15/2011
879433100	Sale	200	09/15/2011
879433100	Purchase	100	09/15/2011
879433100	Sale	500	09/15/2011
879433100	Purchase	1,500	09/15/2011
879433100	Purchase	2,000	09/15/2011
879433100	Purchase	500	09/15/2011
879433100	Purchase	5,000	09/16/2011
879433100	Purchase	300	09/16/2011
879433100	Purchase	200	09/16/2011
879433100	Purchase	1,000	09/19/2011
879433100	Sale	2,500	09/20/2011

879433100	Sale	200	09/22/2011
879433100	Purchase	1,300	09/22/2011
879433100	Purchase	1,000	09/23/2011
879433100	Purchase	400	09/26/2011
879433100	Purchase	200	09/26/2011
879433100	Purchase	200	09/26/2011
879433100	Purchase	200	09/26/2011
879433100	Purchase	300	09/26/2011
879433100	Purchase	200	09/26/2011
879433100	Purchase	1,000	09/26/2011
879433100	Sale	500	09/27/2011
879433100	Sale	400	09/27/2011
879433100	Purchase	1,000	09/27/2011
879433100	Sale	300	09/27/2011
879433100	Purchase	3,000	09/28/2011
879433100	Purchase	1,000	09/29/2011
879433100	Purchase	3,000	09/29/2011
879433100	Purchase	500	09/30/2011
879433100	Purchase	300	09/30/2011
879433100	Purchase	800	09/30/2011
879433100	Sale	300	10/03/2011
879433100	Purchase	4,000	10/05/2011
879433100	Purchase	1,000	10/06/2011
879433100	Sale	200	10/10/2011
879433100	Purchase	1,500	10/10/2011
879433100	Sale	300	10/11/2011
879433100	Sale	700	10/11/2011
879433100	Purchase	3,000	10/12/2011
879433100	Purchase	7,000	10/12/2011
879433100	Purchase	600	10/12/2011
879433100	Purchase	150	10/12/2011
879433100	Purchase	3,000	10/12/2011
879433100	Purchase	3,000	10/12/2011
879433100	Purchase	2,000	10/13/2011
879433100	Purchase	400	10/13/2011
879433100	Purchase	2,000	10/17/2011
879433100	Purchase	700	10/17/2011
879433100	Purchase	200	10/17/2011
879433100	Purchase	3,000	10/17/2011
879433100	Purchase	2,000	10/19/2011
879433100	Sale	500	10/19/2011
879433100	Purchase	600	10/19/2011
879433100	Purchase	2,000	10/19/2011
879433100	Sale	2,000	10/20/2011

879433100	Purchase	1,000	10/20/2011
879433100	Purchase	1,000	10/20/2011
879433100	Purchase	4,000	10/21/2011
879433100	Purchase	500	10/21/2011
879433100	Purchase	300	10/21/2011
879433100	Purchase	500	10/21/2011
879433100	Purchase	1,000	10/21/2011
879433100	Purchase	500	10/21/2011
879433100	Purchase	3,000	10/21/2011
879433100	Purchase	3,000	10/21/2011
879433100	Purchase	300	10/21/2011
879433100	Purchase	1,000	10/21/2011
879433100	Purchase	500	10/21/2011
879433100	Purchase	400	10/21/2011
879433100	Purchase	4,000	10/21/2011
879433100	Purchase	1,500	10/21/2011
879433100	Purchase	2,000	10/21/2011
879433100	Purchase	3,000	10/21/2011
879433100	Purchase	5,000	10/21/2011
879433100	Purchase	1,200	10/21/2011
879433100	Purchase	2,000	10/21/2011
879433100	Purchase	12,000	10/21/2011
879433100	Purchase	5,000	10/24/2011
879433100	Purchase	2,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	1,800	10/24/2011
879433100	Purchase	1,500	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	1,200	10/24/2011
879433100	Purchase	3,000	10/24/2011
879433100	Sale	1,000	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	800	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011

879433100	Purchase	300	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	900	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	1,600	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	1,300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	1,400	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	3,000	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	800	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	700	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	600	10/24/2011

879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	2,000	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	3,000	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	2,500	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	5,536	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Sale	3,000	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	100	10/24/2011

879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	2,000	10/24/2011
879433100	Purchase	4,000	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	1,500	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Sale	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	100	10/24/2011

879433100	Purchase	600	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	1,200	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	600	10/24/2011
879433100	Purchase	7,500	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	4,000	10/24/2011
879433100	Purchase	800	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	800	10/24/2011
879433100	Purchase	40	10/24/2011
879433100	Purchase	400	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	100	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	200	10/24/2011
879433100	Purchase	3,000	10/24/2011
879433100	Purchase	500	10/24/2011
879433100	Purchase	5,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	2,000	10/24/2011
879433100	Purchase	3,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	1,000	10/24/2011
879433100	Purchase	300	10/24/2011
879433100	Purchase	1,500	10/24/2011
879433100	Purchase	150	10/24/2011
879433100	Purchase	150	10/24/2011
879433100	Purchase	800	10/25/2011
879433100	Purchase	900	10/25/2011
879433100	Purchase	400	10/25/2011
879433100	Purchase	800	10/25/2011
879433100	Sale	400	10/25/2011
879433100	Purchase	100	10/25/2011

879433100	Purchase	400	10/25/2011
879433100	Purchase	400	10/25/2011
879433100	Purchase	9,464	10/25/2011
879433100	Purchase	2,000	10/25/2011
879433100	Purchase	600	10/25/2011
879433100	Purchase	300	10/25/2011
879433100	Purchase	500	10/25/2011
879433100	Purchase	400	10/25/2011
879433100	Purchase	200	10/25/2011
879433100	Purchase	300	10/25/2011
879433100	Purchase	100	10/25/2011
879433100	Purchase	800	10/25/2011
879433100	Purchase	100	10/25/2011
879433100	Purchase	500	10/25/2011
879433100	Purchase	100	10/25/2011
879433100	Purchase	770	10/25/2011
879433100	Purchase	55	10/25/2011
879433100	Purchase	110	10/25/2011
879433100	Purchase	55	10/25/2011
879433100	Purchase	110	10/25/2011
879433100	Purchase	175	10/25/2011
879433100	Purchase	55	10/25/2011
879433100	Purchase	40	10/25/2011
879433100	Purchase	30	10/25/2011
879433100	Purchase	1,000	10/26/2011
879433100	Purchase	1,000	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	1,500	10/26/2011
879433100	Purchase	100	10/26/2011
879433100	Sale	200	10/26/2011
879433100	Purchase	400	10/26/2011
879433100	Purchase	500	10/26/2011
879433100	Purchase	500	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	500	10/26/2011
879433100	Purchase	300	10/26/2011
879433100	Purchase	200	10/26/2011
879433100	Purchase	400	10/26/2011
879433100	Purchase	2,000	10/26/2011
879433100	Purchase	400	10/26/2011

879433100	Purchase	500	10/26/2011
879433100	Purchase	1,000	10/26/2011
879433100	Purchase	300	10/26/2011
879433100	Purchase	400	10/26/2011
879433100	Purchase	1,000	10/26/2011
879433100	Purchase	1,000	10/26/2011
879433100	Sale	385	10/27/2011
879433100	Sale	300	10/27/2011
879433100	Purchase	300	10/27/2011
879433100	Purchase	500	10/27/2011
879433100	Sale	1,500	10/27/2011
879433100	Sale	1,000	10/27/2011
879433100	Sale	200	10/27/2011
879433100	Purchase	300	10/27/2011
879433100	Purchase	3,000	10/27/2011
879433100	Purchase	500	10/27/2011
879433100	Sale	500	10/27/2011
879433100	Sale	1,000	10/28/2011
879433100	Purchase	3,000	10/28/2011
879433100	Purchase	1,000	10/28/2011
879433100	Purchase	400	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	300	10/28/2011
879433100	Purchase	500	10/28/2011
879433100	Sale	1,000	10/31/2011
879433100	Sale	1,000	10/31/2011
879433100	Sale	1,000	10/31/2011
879433100	Purchase	200	10/31/2011
879433100	Purchase	200	10/31/2011
879433100	Purchase	500	10/31/2011
879433100	Purchase	2,000	10/31/2011
879433100	Purchase	200	10/31/2011
879433100	Purchase	500	10/31/2011
879433100	Purchase	1,000	10/31/2011
879433100	Sale	200	10/31/2011
879433100	Sale	1,000	10/31/2011
879433100	Sale	300	10/31/2011
879433100	Sale	800	10/31/2011

879433100	Purchase	600	11/01/2011
879433100	Purchase	400	11/01/2011
879433100	Purchase	300	11/01/2011
879433100	Purchase	1,300	11/01/2011
879433100	Purchase	300	11/02/2011
879433100	Purchase	500	11/02/2011
879433100	Purchase	300	11/02/2011
879433100	Purchase	200	11/02/2011
879433100	Purchase	200	11/02/2011
879433100	Purchase	300	11/02/2011
879433100	Purchase	2,000	11/03/2011
879433100	Purchase	2,500	11/04/2011
879433100	Purchase	400	11/04/2011
879433100	Sale	200	11/04/2011
879433100	Purchase	500	11/04/2011
879433100	Purchase	200	11/07/2011
879433100	Purchase	1,000	11/08/2011
879433100	Purchase	1,250	11/08/2011
879433100	Sale	500	11/08/2011
879433100	Sale	200	11/09/2011
879433100	Sale	200	11/09/2011
879433100	Purchase	500	11/11/2011
879433100	Purchase	200	11/11/2011
879433100	Purchase	300	11/11/2011
879433100	Purchase	1,000	11/14/2011
879433100	Sale	300	11/14/2011
879433100	Sale	100	11/15/2011
879433100	Sale	200	11/15/2011
879433100	Sale	200	11/15/2011
879433100	Sale	3,500	11/16/2011
879433100	Purchase	300	11/16/2011
879433100	Purchase	500	11/17/2011
879433100	Sale	200	11/17/2011
879433100	Purchase	500	11/17/2011
879433100	Purchase	300	11/17/2011
879433100	Purchase	500	11/17/2011
879433100	Purchase	300	11/17/2011
879433100	Purchase	600	11/17/2011
879433100	Purchase	1,499	11/17/2011
879433100	Purchase	300	11/18/2011
879433100	Purchase	200	11/18/2011
879433100	Purchase	200	11/18/2011
879433100	Sale	1,500	11/18/2011

879433100	Purchase	200	11/21/2011
879433100	Sale	800	11/22/2011
879433100	Sale	300	11/22/2011
879433100	Sale	500	11/22/2011
879433100	Sale	1,000	11/22/2011
879433100	Purchase	1,000	11/22/2011
879433100	Sale	1,000	11/22/2011
879433100	Sale	600	11/22/2011
879433100	Sale	200	11/22/2011
879433100	Sale	200	11/22/2011
879433100	Sale	2,000	11/22/2011
879433100	Purchase	400	11/23/2011
879433100	Sale	200	11/23/2011
879433100	Sale	200	11/23/2011
879433100	Sale	400	11/25/2011
879433100	Sale	500	11/25/2011
879433100	Sale	800	11/28/2011
879433100	Sale	3,000	11/28/2011
879433100	Purchase	1,000	11/28/2011
879433100	Sale	1,500	11/28/2011
879433100	Sale	300	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Sale	500	11/28/2011
879433100	Sale	300	11/28/2011
879433100	Sale	400	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Purchase	200	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Sale	100	11/28/2011
879433100	Sale	300	11/28/2011
879433100	Sale	200	11/28/2011
879433100	Sale	400	11/28/2011
879433100	Sale	300	11/28/2011
879433100	Sale	1,000	11/29/2011
879433100	Sale	1,000	11/29/2011
879433100	Sale	500	11/29/2011
879433100	Sale	400	11/29/2011
879433100	Sale	300	11/29/2011
879433100	Sale	300	11/29/2011
879433100	Sale	250	11/29/2011
879433100	Sale	250	11/29/2011

879433100	Sale	250	11/29/2011
879433100	Sale	250	11/29/2011
879433100	Sale	300	11/30/2011
879433100	Sale	900	11/30/2011
879433100	Sale	200	11/30/2011
879433100	Sale	500	11/30/2011
879433100	Sale	1,500	11/30/2011
879433100	Sale	2,000	11/30/2011
879433100	Sale	2,000	11/30/2011
879433100	Sale	5,000	12/01/2011
879433100	Sale	200	12/01/2011
879433100	Sale	200	12/01/2011
879433100	Sale	700	12/01/2011
879433100	Sale	200	12/01/2011
879433100	Sale	402	12/01/2011
879433100	Sale	2,000	12/01/2011
879433100	Sale	500	12/01/2011
879433100	Sale	1,000	12/01/2011
879433100	Sale	1,800	12/02/2011
879433100	Purchase	500	12/02/2011
879433100	Sale	400	12/02/2011
879433100	Sale	200	12/05/2011
879433100	Sale	100	12/05/2011
879433100	Sale	1,500	12/05/2011
879433100	Sale	500	12/05/2011
879433100	Sale	300	12/05/2011
879433100	Sale	100	12/05/2011
879433100	Sale	200	12/05/2011
879433100	Sale	400	12/05/2011
879433100	Sale	100	12/05/2011
879433100	Sale	400	12/05/2011
879433100	Sale	1,300	12/05/2011
879433100	Sale	300	12/05/2011
879433100	Sale	1,000	12/06/2011
879433100	Sale	1,500	12/06/2011
879433100	Sale	300	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	400	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	3,000	12/06/2011

879433100	Sale	500	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	600	12/06/2011
879433100	Sale	200	12/06/2011
879433100	Sale	600	12/06/2011
879433100	Sale	300	12/06/2011
879433100	Sale	100	12/06/2011
879433100	Sale	200	12/08/2011
879433100	Sale	300	12/09/2011
879433100	Sale	300	12/09/2011
879433100	Purchase	200	12/12/2011
879433100	Sale	300	12/12/2011
879433100	Sale	600	12/12/2011
879433100	Purchase	300	12/12/2011
879433100	Sale	1,000	12/12/2011
879433100	Sale	3,000	12/13/2011
879433100	Sale	2,000	12/13/2011
879433100	Sale	100	12/13/2011
879433100	Sale	250	12/13/2011
879433100	Sale	500	12/13/2011
879433100	Sale	400	12/13/2011
879433100	Sale	1,000	12/13/2011
879433100	Sale	300	12/13/2011
879433100	Sale	500	12/13/2011
879433100	Sale	200	12/13/2011
879433100	Sale	1,500	12/13/2011
879433100	Sale	500	12/13/2011
879433100	Sale	400	12/13/2011
879433100	Sale	1,000	12/13/2011
879433100	Sale	400	12/14/2011
879433100	Sale	300	12/15/2011
879433100	Sale	1,250	12/15/2011
879433100	Purchase	200	12/16/2011
879433100	Sale	500	12/16/2011
879433100	Sale	200	12/19/2011
879433100	Sale	2,400	12/19/2011
879433100	Sale	200	12/19/2011
879433100	Sale	200	12/19/2011
879433100	Sale	200	12/19/2011
879433100	Sale	40	12/19/2011
879433100	Sale	600	12/19/2011
879433100	Sale	1,000	12/19/2011

879433100	Sale	1,000	12/20/2011
879433100	Sale	1,000	12/20/2011
879433100	Sale	200	12/20/2011
879433100	Sale	300	12/20/2011
879433100	Sale	300	12/20/2011
879433100	Sale	1,000	12/20/2011
879433100	Sale	500	12/21/2011
879433100	Sale	200	12/21/2011
879433100	Sale	600	12/21/2011
879433100	Sale	200	12/22/2011
879433100	Sale	1,000	12/22/2011
879433100	Sale	295	12/22/2011
879433100	Sale	90	12/22/2011
879433100	Sale	70	12/22/2011
879433100	Sale	45	12/22/2011
879433100	Sale	600	12/23/2011
879433100	Sale	100	12/23/2011
879433100	Sale	200	12/23/2011
879433100	Sale	4	12/27/2011
879433100	Sale	2,500	12/27/2011
879433100	Sale	200	12/28/2011
879433100	Sale	500	12/28/2011
879433100	Sale	200	12/28/2011
879433100	Sale	200	12/28/2011
879433100	Sale	400	12/28/2011
879433100	Sale	300	12/29/2011
879433100	Sale	400	12/29/2011
879433100	Purchase	400	12/29/2011
879433100	Sale	400	12/29/2011
879433100	Sale	500	12/30/2011
879433100	Purchase	500	12/30/2011
879433100	Purchase	500	01/03/2012
879433100	Purchase	2,500	01/03/2012
879433100	Sale	400	01/04/2012
879433100	Sale	500	01/06/2012
879433100	Sale	500	01/09/2012
879433100	Purchase	2,500	01/10/2012
879433100	Purchase	300	01/10/2012
879433100	Purchase	100	01/11/2012
879433100	Purchase	1,000	01/12/2012
879433100	Sale	500	01/13/2012
879433100	Purchase	500	01/13/2012
879433100	Sale	3,000	01/17/2012

879433100	Sale	1,000	01/17/2012
879433100	Sale	1,000	01/18/2012
879433100	Purchase	100	01/19/2012
879433100	Sale	400	01/19/2012
879433100	Sale	400	01/20/2012
879433100	Purchase	200	01/24/2012
879433100	Purchase	300	01/24/2012
879433829	Sale	400	01/25/2012
879433829	Sale	234	01/26/2012
879433829	Sale	2,218	01/26/2012
879433829	Sale	565	01/26/2012
879433829	Purchase	1,500	01/27/2012
879433829	Purchase	3,000	01/30/2012
879433829	Purchase	1,000	01/31/2012
879433829	Purchase	200	01/31/2012
879433829	Purchase	1,000	02/01/2012
879433829	Sale	16,310	02/02/2012
879433829	Purchase	1,000	02/02/2012
879433829	Sale	217	02/02/2012
879433829	Sale	2,022	02/03/2012
879433829	Sale	478	02/03/2012
879433829	Purchase	1,000	02/03/2012
879433829	Purchase	608	02/03/2012
879433829	Purchase	200	02/06/2012
879433829	Purchase	400	02/06/2012
879433829	Purchase	300	02/06/2012
879433829	Sale	261	02/07/2012
879433829	Sale	500	02/08/2012
879433829	Sale	234	02/08/2012
879433829	Sale	326	02/08/2012
879433829	Purchase	400	02/09/2012
879433829	Purchase	1,370	02/09/2012
879433829	Purchase	500	02/10/2012
879433829	Sale	434	02/13/2012
879433829	Purchase	1,391	02/15/2012
879433829	Sale	217	02/16/2012
879433829	Sale	43	02/17/2012
879433829	Sale	3,000	02/17/2012
879433829	Sale	1,500	02/17/2012
879433829	Sale	152	02/21/2012
879433829	Sale	3,000	02/21/2012
879433829	Sale	1,500	02/21/2012
879433829	Sale	187	02/22/2012

879433829	Purchase	283	02/22/2012
879433829	Sale	387	02/22/2012
879433829	Purchase	1,900	02/22/2012
879433829	Sale	3,000	02/23/2012
879433829	Sale	1,500	02/23/2012
879433829	Sale	304	02/24/2012
879433829	Sale	4,000	02/24/2012
879433829	Sale	2,000	02/24/2012
879433829	Purchase	5,000	02/24/2012
879433829	Purchase	1,000	02/24/2012
879433829	Sale	374	02/27/2012
879433829	Sale	87	02/28/2012
879433829	Sale	52	02/28/2012
879433829	Sale	369	02/29/2012
879433829	Sale	200	02/29/2012
879433829	Sale	287	02/29/2012
879433829	Sale	500	03/01/2012
879433829	Sale	287	03/05/2012
879433829	Sale	111	03/05/2012
879433829	Sale	287	03/05/2012
879433829	Sale	239	03/05/2012
879433829	Sale	160	03/05/2012
879433829	Sale	740	03/05/2012
879433829	Sale	217	03/06/2012
879433829	Sale	160	03/07/2012
879433829	Sale	261	03/07/2012
879433829	Purchase	565	03/07/2012
879433829	Sale	252	03/07/2012
879433829	Sale	387	03/08/2012
879433829	Purchase	500	03/12/2012
879433829	Purchase	300	03/12/2012
879433829	Sale	1,504	03/13/2012
879433829	Purchase	200	03/13/2012
879433829	Sale	608	03/14/2012
879433829	Sale	587	03/14/2012
879433829	Sale	500	03/14/2012
879433829	Sale	1,609	03/15/2012
879433829	Sale	700	03/15/2012
879433829	Purchase	439	03/19/2012
879433829	Sale	287	03/19/2012
879433829	Purchase	1,085	03/20/2012
879433829	Purchase	1,555	03/20/2012
879433829	Sale	609	03/20/2012

879433829	Sale	208	03/21/2012
879433829	Sale	3,024	03/21/2012
879433829	Purchase	400	03/21/2012
879433829	Purchase	200	03/21/2012
879433829	Sale	387	03/22/2012
879433829	Sale	304	03/22/2012
879433829	Sale	304	03/22/2012
879433829	Purchase	5,000	03/22/2012
879433829	Sale	1,654	03/23/2012
879433829	Purchase	1,200	03/23/2012
879433829	Purchase	700	03/23/2012
879433829	Purchase	1,956	03/26/2012
879433829	Sale	217	03/27/2012
879433829	Sale	617	03/29/2012
879433829	Purchase	1,000	03/29/2012
879433829	Purchase	1,000	03/30/2012
879433829	Purchase	3,912	04/02/2012
879433829	Purchase	400	04/02/2012
879433829	Purchase	240	04/02/2012
879433829	Purchase	3,215	04/02/2012
879433829	Purchase	200	04/02/2012
879433829	Purchase	1,700	04/02/2012
879433829	Purchase	1,300	04/02/2012
879433829	Sale	326	04/03/2012
879433829	Sale	2,174	04/04/2012
879433829	Purchase	2,000	04/04/2012
879433829	Purchase	274	04/05/2012
879433829	Purchase	313	04/05/2012
879433829	Purchase	200	04/09/2012
879433829	Sale	652	04/09/2012
879433829	Purchase	870	04/09/2012
879433829	Purchase	800	04/10/2012
879433829	Purchase	766	04/10/2012
879433829	Sale	1,974	04/11/2012
879433829	Sale	430	04/11/2012
879433829	Sale	1,000	04/11/2012
879433829	Purchase	1,000	04/12/2012
879433829	Purchase	400	04/13/2012
879433829	Sale	500	04/13/2012
879433829	Purchase	1,326	04/17/2012
879433829	Sale	522	04/17/2012
879433829	Purchase	600	04/17/2012
879433829	Purchase	400	04/17/2012

879433829	Sale	387	04/18/2012
879433829	Purchase	344	04/19/2012
879433829	Sale	300	04/20/2012
879433829	Sale	6,958	04/23/2012
879433829	Purchase	100	04/24/2012
879433829	Purchase	100	04/24/2012
879433829	Sale	913	04/25/2012
879433829	Purchase	500	04/26/2012
879433829	Purchase	500	04/27/2012
879433829	Sale	3,000	05/08/2012
879433829	Sale	1,000	05/09/2012
879433829	Purchase	500	05/09/2012
879433829	Sale	269	05/11/2012
879433829	Sale	2,000	05/14/2012
879433829	Sale	587	05/16/2012
879433829	Sale	400	05/16/2012
879433829	Sale	304	05/21/2012
879433829	Purchase	300	05/21/2012
879433829	Sale	652	05/21/2012
879433829	Sale	652	05/21/2012
879433829	Sale	4,000	05/22/2012
879433829	Sale	521	05/22/2012
879433829	Purchase	200	05/24/2012
879433829	Purchase	200	05/25/2012
879433829	Sale	717	05/29/2012
879433829	Sale	456	05/30/2012
879433829	Sale	500	05/30/2012
879433829	Sale	834	06/01/2012
879433829	Sale	630	06/06/2012
879433829	Purchase	3,912	06/08/2012
879433829	Purchase	1,133	06/08/2012
879433829	Sale	1,200	06/08/2012
879433829	Purchase	2,085	06/08/2012
879433829	Sale	522	06/11/2012
879433829	Sale	2,522	06/11/2012
879433829	Purchase	2,803	06/11/2012
879433829	Sale	1,240	06/13/2012
879433829	Sale	626	06/14/2012
879433829	Purchase	192	06/18/2012
879433829	Purchase	1,000	06/18/2012
879433829	Purchase	500	06/18/2012
879433829	Purchase	1,200	06/18/2012
879433829	Purchase	1,100	06/19/2012

879433829	Sale	326	06/19/2012
879433829	Purchase	600	06/19/2012
879433829	Purchase	300	06/21/2012
879433829	Sale	1,134	06/22/2012
879433829	Sale	543	06/22/2012
879433829	Sale	3,617	06/29/2012
879433829	Purchase	183	06/29/2012
879433829	Purchase	100	07/03/2012
879433829	Sale	543	07/05/2012
879433829	Purchase	3,000	07/10/2012
879433829	Purchase	2,000	07/10/2012
879433829	Purchase	546	07/11/2012
879433829	Purchase	2,000	07/12/2012
879433829	Sale	300	07/13/2012
879433829	Purchase	200	07/13/2012
879433829	Sale	487	07/13/2012
879433829	Purchase	1,000	07/16/2012
879433829	Purchase	2,000	07/16/2012
879433829	Purchase	213	07/17/2012
879433829	Sale	56	07/17/2012
879433829	Sale	1,000	07/17/2012
879433829	Purchase	248	07/17/2012
879433829	Purchase	370	07/17/2012
879433829	Purchase	413	07/17/2012
879433829	Purchase	248	07/18/2012
879433829	Purchase	200	07/18/2012
879433829	Purchase	229	07/19/2012
879433829	Purchase	174	07/19/2012
879433829	Purchase	2,825	07/19/2012
879433829	Purchase	4,000	07/19/2012
879433829	Purchase	30,430	07/19/2012
879433829	Purchase	283	07/19/2012
879433829	Purchase	400	07/19/2012
879433829	Purchase	339	07/19/2012
879433829	Purchase	1,000	07/19/2012
879433829	Sale	3,000	07/24/2012
879433829	Sale	1,000	07/25/2012
879433829	Sale	217	07/25/2012
879433829	Sale	217	07/26/2012
879433829	Purchase	174	07/26/2012
879433829	Sale	4,000	07/30/2012
879433829	Purchase	1,000	07/30/2012
879433829	Sale	867	07/31/2012

879433829	Sale	43	07/31/2012
879433829	Purchase	1,000	07/31/2012
879433829	Purchase	300	08/03/2012
879433829	Sale	243	08/06/2012
879433829	Purchase	1,000	08/06/2012
879433829	Purchase	100	08/06/2012
879433829	Purchase	400	08/08/2012
879433829	Purchase	4,022	08/09/2012
879433829	Purchase	800	08/09/2012
879433829	Purchase	100	08/09/2012
879433829	Purchase	700	08/09/2012
879433829	Purchase	200	08/10/2012
879433829	Purchase	500	08/10/2012
879433829	Purchase	500	08/10/2012
879433829	Purchase	200	08/10/2012
879433829	Purchase	347	08/14/2012
879433829	Purchase	478	08/14/2012
879433829	Purchase	3,000	08/15/2012
879433829	Sale	1,800	08/16/2012
879433829	Purchase	1,800	08/16/2012
879433829	Purchase	400	08/20/2012
879433829	Sale	2,100	08/20/2012
879433829	Purchase	674	08/20/2012
879433829	Purchase	1,000	08/20/2012
879433829	Purchase	3,000	08/21/2012
879433829	Sale	326	08/22/2012
879433829	Sale	1,043	08/27/2012
879433829	Sale	435	08/28/2012
879433829	Sale	783	08/28/2012
879433829	Sale	208	08/28/2012
879433829	Sale	505	08/29/2012
879433829	Purchase	100	08/30/2012
879433829	Purchase	300	08/30/2012
879433829	Purchase	1,000	09/04/2012
879433829	Purchase	1,000	09/05/2012
879433829	Sale	108	09/06/2012
879433829	Purchase	500	09/06/2012
879433829	Sale	800	09/07/2012
879433829	Purchase	1,000	09/07/2012
879433829	Purchase	500	09/07/2012
879433829	Sale	216	09/10/2012
879433829	Sale	652	09/12/2012
879433829	Purchase	2,000	09/12/2012

879433829	Purchase	1,000	09/13/2012
879433829	Sale	3,000	09/17/2012
879433829	Purchase	200	09/20/2012
879433829	Sale	287	09/21/2012
879433829	Sale	1,000	09/24/2012
879433829	Sale	576	09/25/2012
879433829	Purchase	400	09/25/2012
879433829	Purchase	200	09/26/2012
879433829	Purchase	2,200	10/01/2012
879433829	Purchase	3,500	10/01/2012
879433829	Sale	1,600	10/01/2012
879433829	Sale	2,900	10/01/2012
879433829	Sale	334	10/01/2012
879433829	Purchase	8,000	10/01/2012
879433829	Sale	430	10/01/2012
879433829	Purchase	700	10/01/2012
879433829	Purchase	1,000	10/02/2012
879433829	Sale	2,674	10/04/2012
879433829	Sale	587	10/05/2012
879433829	Sale	2,000	10/05/2012
879433829	Sale	330	10/08/2012
879433829	Sale	239	10/08/2012
879433829	Purchase	1,000	10/08/2012
879433829	Sale	400	10/09/2012
879433829	Sale	486	10/09/2012
879433829	Sale	250	10/09/2012
879433829	Sale	215	10/09/2012
879433829	Purchase	1,500	10/09/2012
879433829	Sale	543	10/10/2012
879433829	Sale	434	10/10/2012
879433829	Purchase	200	10/11/2012
879433829	Purchase	200	10/11/2012
879433829	Purchase	200	10/11/2012
879433829	Purchase	1,000	10/12/2012
879433829	Sale	5,217	10/15/2012
879433829	Purchase	500	10/16/2012
879433829	Sale	2,000	10/16/2012
879433829	Sale	200	10/23/2012
879433829	Sale	2,038	10/25/2012
879433829	Sale	543	10/25/2012
879433829	Purchase	100	10/26/2012
879433829	Sale	369	11/01/2012
879433829	Sale	6,000	11/01/2012

879433829	Sale	2,174	11/02/2012
879433829	Sale	2,429	11/02/2012
879433829	Sale	108	11/06/2012
879433829	Purchase	1,000	11/06/2012
879433829	Sale	1,000	11/07/2012
879433829	Sale	1,000	11/07/2012
879433829	Purchase	1,000	11/07/2012
879433829	Purchase	500	11/07/2012
879433829	Sale	1,500	11/08/2012
879433829	Sale	2,570	11/09/2012
879433829	Purchase	383	11/09/2012
879433829	Purchase	539	11/09/2012
879433829	Purchase	500	11/09/2012
879433829	Sale	1,000	11/12/2012
879433829	Purchase	300	11/13/2012
879433829	Purchase	200	11/13/2012
879433829	Purchase	300	11/13/2012
879433829	Purchase	200	11/13/2012
879433829	Sale	500	11/15/2012
879433829	Sale	200	11/16/2012
879433829	Sale	500	11/16/2012
879433829	Sale	800	11/16/2012
879433829	Sale	500	11/16/2012
879433829	Sale	217	11/19/2012
879433829	Sale	1,200	11/19/2012
879433829	Purchase	500	11/19/2012
879433829	Sale	5,000	11/21/2012
879433829	Sale	500	11/21/2012
879433829	Purchase	6,348	11/23/2012
879433829	Sale	543	11/23/2012
879433829	Purchase	2,717	11/26/2012
879433829	Sale	313	11/27/2012
879433829	Sale	100	11/27/2012
879433829	Sale	216	11/27/2012
879433829	Purchase	1,000	11/27/2012
879433829	Sale	1,630	11/28/2012
879433829	Purchase	500	11/28/2012
879433829	Purchase	500	11/28/2012
879433829	Purchase	900	11/28/2012
879433829	Purchase	150	11/28/2012
879433829	Sale	1,117	11/28/2012
879433829	Sale	1,800	11/28/2012
879433829	Sale	208	11/29/2012

879433829	Sale	1,461	11/29/2012
879433829	Sale	1,000	12/03/2012
879433829	Sale	1,800	12/04/2012
879433829	Sale	3,000	12/05/2012
879433829	Purchase	1,760	12/06/2012
879433829	Sale	1,760	12/06/2012
879433829	Sale	400	12/06/2012
879433829	Sale	300	12/07/2012
879433829	Sale	687	12/07/2012
879433829	Sale	934	12/11/2012
879433829	Sale	300	12/11/2012
879433829	Sale	400	12/11/2012
879433829	Purchase	1,200	12/11/2012
879433829	Sale	326	12/12/2012
879433829	Sale	543	12/12/2012
879433829	Sale	626	12/13/2012
879433829	Sale	543	12/13/2012
879433829	Sale	434	12/13/2012
879433829	Sale	417	12/14/2012
879433829	Sale	208	12/17/2012
879433829	Sale	326	12/18/2012
879433829	Sale	326	12/18/2012
879433829	Sale	300	12/18/2012
879433829	Sale	200	12/18/2012
879433829	Sale	300	12/18/2012
879433829	Sale	230	12/18/2012
879433829	Sale	200	12/18/2012
879433829	Sale	543	12/19/2012
879433829	Sale	1,087	12/19/2012
879433829	Sale	4,348	12/19/2012
879433829	Sale	2,174	12/19/2012
879433829	Sale	1,195	12/19/2012
879433829	Sale	1,078	12/21/2012
879433829	Sale	717	12/21/2012
879433829	Sale	402	12/21/2012
879433829	Purchase	283	12/24/2012
879433829	Sale	3,000	12/26/2012
879433829	Sale	469	12/26/2012
879433829	Sale	6,348	12/26/2012
879433829	Sale	1,087	12/26/2012
879433829	Sale	5,743	12/27/2012
879433829	Sale	652	12/27/2012
879433829	Sale	521	12/28/2012

879433829	Sale	2,717	12/28/2012
879433829	Sale	823	12/28/2012
879433829	Sale	1,000	12/28/2012
879433829	Sale	417	12/31/2012
879433829	Sale	326	12/31/2012
879433829	Sale	834	12/31/2012
879433829	Sale	150	12/31/2012
879433829	Purchase	400	01/03/2013
879433829	Purchase	374	01/09/2013
879433829	Purchase	183	01/11/2013
879433829	Purchase	174	01/11/2013
879433829	Sale	100	01/28/2013
879433829	Sale	23,000	01/29/2013
879433829	Purchase	1,000	01/31/2013
879433829	Sale	443	02/04/2013
879433829	Sale	782	02/04/2013
879433829	Sale	1,000	02/06/2013
879433829	Sale	217	02/07/2013
879433829	Sale	3,587	02/08/2013
879433829	Sale	4,000	02/11/2013
879433829	Sale	243	02/13/2013
879433829	Sale	374	02/14/2013
879433829	Sale	374	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	237	02/19/2013
879433829	Sale	1,000	02/20/2013
879433829	Sale	600	02/20/2013
879433829	Sale	1,783	02/20/2013
879433829	Sale	1,978	02/20/2013
879433829	Sale	556	02/20/2013
879433829	Sale	3,132	02/20/2013
879433829	Sale	443	02/20/2013
879433829	Sale	500	02/20/2013
879433829	Sale	469	02/21/2013
879433829	Sale	1,131	02/22/2013
879433829	Sale	600	02/25/2013
879433829	Sale	1,000	02/25/2013
879433829	Sale	430	02/25/2013
879433829	Sale	1,087	02/26/2013
879433829	Sale	434	02/26/2013
879433829	Purchase	100	02/26/2013
879433829	Sale	300	02/27/2013

879433829	Sale	3,000	02/27/2013
879433829	Sale	1,060	03/01/2013
879433829	Sale	430	03/07/2013
879433829	Sale	609	03/07/2013
879433829	Sale	1,740	03/08/2013
879433829	Sale	3,131	03/08/2013
879433829	Sale	1,500	03/08/2013
879433829	Sale	200	03/08/2013
879433829	Sale	500	03/08/2013
879433829	Sale	269	03/11/2013
879433829	Sale	543	03/12/2013
879433829	Sale	434	03/12/2013
879433829	Sale	617	03/12/2013
879433829	Sale	469	03/13/2013
879433829	Sale	426	03/13/2013
879433829	Sale	326	03/18/2013
879433829	Sale	800	03/18/2013
879433829	Sale	456	03/18/2013
879433829	Sale	1,131	03/19/2013
879433829	Sale	6,000	03/19/2013
879433829	Sale	2,175	03/21/2013
879433829	Sale	452	03/21/2013
879433829	Sale	287	03/21/2013
879433829	Sale	1,000	03/22/2013
879433829	Sale	200	03/22/2013
879433829	Sale	4,000	03/22/2013
879433829	Sale	2,000	03/22/2013
879433829	Sale	4,000	03/25/2013
879433829	Sale	1,000	03/25/2013
879433829	Sale	500	03/26/2013
879433829	Sale	2,949	03/26/2013
879433829	Sale	4,000	03/27/2013
879433829	Sale	500	03/27/2013
879433829	Sale	1,000	03/27/2013
879433829	Sale	2,000	03/28/2013
879433829	Sale	4,000	03/28/2013
879433829	Sale	1,000	03/28/2013
879433829	Sale	2,000	04/01/2013
879433829	Purchase	200	04/01/2013
879433829	Sale	478	04/01/2013
879433829	Sale	4,000	04/01/2013
879433829	Sale	200	04/02/2013
879433829	Sale	400	04/02/2013

879433829	Sale	2,000	04/03/2013
879433829	Sale	134	04/03/2013
879433829	Sale	3,000	04/04/2013
879433829	Sale	326	04/04/2013
879433829	Sale	2,028	04/04/2013
879433829	Sale	870	04/08/2013
879433829	Sale	326	04/08/2013
879433829	Sale	469	04/09/2013
879433829	Sale	587	04/10/2013
879433829	Sale	400	04/12/2013
879433829	Sale	326	04/15/2013
879433829	Sale	1,000	04/15/2013
879433829	Purchase	2,000	04/16/2013
879433829	Purchase	800	04/19/2013
879433829	Purchase	1,000	04/22/2013
879433829	Purchase	1,800	04/22/2013
879433829	Purchase	1,500	04/23/2013
879433829	Sale	1,500	04/23/2013
879433829	Sale	500	04/23/2013

MARIO J. GABELLI

879433100	Purchase	5,000	10/10/2011
879433100	Purchase	2,000	10/12/2011
879433100	Purchase	3,000	10/12/2011
879433100	Purchase	2,800	10/24/2011
879433100	Purchase	5,000	10/24/2011
879433100	Sale	800	10/28/2011
879433100	Sale	3,000	10/28/2011
879433100	Sale	2,000	12/08/2011
879433100	Sale	3,000	12/28/2011
879433860	Purchase	5,000	06/03/2011
879433860	Purchase	5,200	10/24/2011
879433860	Purchase	5,000	10/24/2011
879433860	Purchase	5,000	10/24/2011
879433829	Sale	287	02/30/2013
879433829	Sale	1,070	03/11/2013

RYAN J. MORRIS

None

SCHEDULE II

The following table is reprinted from the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 19, 2013.

The following table sets forth information known to TDS as of March 18, 2013 with respect to beneficial ownership of the Common Shares by each person known to the Company to be the beneficial owner of more than 5% of the Common Shares, by each director, by each of our Named Executive Officers (as defined in the Compensation Discussion and Analysis section of this Proxy Statement) and by all directors and executive officers of TDS as a group:

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D.
Carlson, Letitia G. Carlson, M.D.	Common Shares	6,121,944	6.1%	5.7%	2.6%
and Prudence E. Carlson(3)	Series A Common Shares	6,786,602	94.8%	6.3%	53.8%
LeRoy T. Carlson(4)(11)	Common Shares	593,621	*	*	*
	Series A Common Shares	62,740	*	*	*
LeRoy T. Carlson, Jr.(5)(11)	Common Shares	1,797,916	1.8%	1.6%	*
	Series A Common Shares	20,548	*	*	*
Walter C.D. Carlson(6)(9)	Common Shares	27,611	*	*	*
	Series A Common Shares	1,038	*	*	*
Letitia G. Carlson, M.D.(7)(9)	Common Shares	18,200	*	*	*
	Series A Common Shares	1,121	*	*	*
Prudence E. Carlson(8)(9)	Common Shares	55,157	*	*	*
	Series A Common Shares	195,254	2.7%	*	1.5%
Kenneth R. Meyers(11)	Common Shares	474,422	*	*	*
Donald C. Nebergall(9)(10)	Common Shares	21,434	*	*	*
	Series A Common Shares	1,244	*	*	*
Herbert S. Wander(9)	Common Shares	18,864	*	*	*
George W. Off(9)	Common Shares	21,505	*	*	*
Christopher D. O’Leary(9)	Common Shares	12,350	*	*	*
Mitchell Saranow(9)	Common Shares	16,284	*	**
Clarence A. Davis(9)(12)	Common Shares	9,346	*	*	*
Gary L. Sugarman(9)	Common Shares	9,262	*	*	*
Mary N. Dillon	—	—	—	—	—
Scott H. Williamson(11)	Common Shares	447,488	*	*	*
David A. Wittwer(11)	Common Shares	345,505	*	*	*
Other executive officers(11)(13)	Common Shares	722,910	*	*	*
All directors and executive officers	Common Shares	10,713,819	10.2%	9.6%	4.5%
as a group (21 persons)(9)(11)	Series A Common Shares	7,068,547	98.7%	6.5%	56.0%
_______________
*          Less than 1%

(1)       The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes. Except with respect to customary brokerage agreement terms, none of the above shares are pledged as security, unless otherwise specified. Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(2)       Represents the percent of voting power in matters other than the election of directors.

(3)       The shares listed are held by the persons named as trustees under the TDS Voting Trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. The trustees share voting and investment power. The address of the trustees of the TDS Voting Trust in their capacities as such is c/o LeRoy T. Carlson, Jr., Telephone and Data Systems, Inc., 30 N. LaSalle St., Suite 4000, Chicago, IL 60602. Under the terms of the TDS Voting Trust, the trustees hold and vote the Common Shares and Series A Common Shares held in the trust. If the TDS Voting Trust were terminated, the following individuals, directly or indirectly with their spouses, would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson and Letitia G. Carlson, M.D. The above numbers of shares and percentages do not assume conversion of the Series A Common Shares because the trustees have advised TDS that the TDS Voting Trust has no current intention of converting its Series A Common Shares.

(4)       Includes 9,881 Common Shares and 62,740 Series A Common Shares held by Mr. Carlson’s wife. Does not include 29,481 Common Shares and 36,511 Series A Common Shares held for the benefit of LeRoy T. Carlson or 191,541 Common Shares and 209,161 Series A Common Shares held for the benefit of Mr. Carlson’s wife (an aggregate of 221,022 Common Shares, or 0.2% of class, and 245,672 Series A Common Shares, or 3.4% of class) in the TDS Voting Trust described in footnote (3).

(5)       Includes 518 Common Shares and 297 Series A Common Shares held by Mr. Carlson’s wife outside the TDS Voting Trust. Also includes 3,768 Common Shares held by Mr. Carlson’s children.

Common Shares in TDS Voting Trust. Does not include 1,818,133 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 419,783 Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,980,782 Series A Common Shares (27.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of LeRoy T. Carlson, Jr., his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 3,174 Series A Common Shares are held for the benefit of LeRoy T. Carlson, Jr., and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which LeRoy T. Carlson, Jr. is a general partner.

(6)       Common Shares in TDS Voting Trust. Does not include 1,911,963 Common Shares (1.9% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,100,686 Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,171,193 Series A Common Shares (30.3% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Walter C.D. Carlson, his spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,291,493 Series A Common Shares are held for the benefit of Walter C.D. Carlson, and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Walter C.D. Carlson is a general partner.

(7)       Common Shares in TDS Voting Trust. Does not include 1,840,670 Common Shares (1.8% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 526,093 Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 2,010,367 Series A Common Shares (28.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Letitia G. Carlson, M.D., her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 1,129,039 Series A Common Shares are held for the benefit of Letitia G. Carlson, M.D., and (ii) 747,560 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Letitia G. Carlson, M.D. is a general partner.

(8)       Common Shares in TDS Voting Trust. Does not include 1,720,561 Common Shares (1.7% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which (i) 999,227 Common Shares are held for the benefit of Prudence E. Carlson, and (ii) 686,322 Common Shares (0.7% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

Series A Common Shares in TDS Voting Trust. Does not include 1,871,520 Series A Common Shares (26.1% of class) held in the TDS Voting Trust described in footnote (3) for the benefit of Prudence E. Carlson, her spouse and/or their descendants (individually or through family partnerships, grantor retained annuity trusts, custodial arrangements and otherwise), of which 747,520 Series A Common Shares (10.4% of class) are held by a family partnership for the benefit of descendants and family members of LeRoy T. Carlson and his spouse, of which Prudence E. Carlson is a general partner.

(9)       Includes Common Shares earned pursuant to the Non-Employee Directors’ Plan as of February 28, 2013 that were issued in March 2013.

(10)     Does not include shares held in the TDS Voting Trust, which are included in the shares described in footnote (3), that are reported by the TDS Voting Trust: 314 Common Shares and 339 Series A Common Shares held for  the benefit of Donald C. Nebergall; 1,486 Common Shares and 1,603 Series A Common Shares held for the benefit of Mr. Nebergall’s wife; 483,339 Common Shares (0.5% of class) and 521,966 Series A Common Shares (7.3% of class) held by Mr. Nebergall as trustee under trusts (“Trusts”) for the benefit of the heirs of LeRoy T. Carlson (Chairman Emeritus of TDS) and his wife, Margaret D. Carlson, which heirs include LeRoy T. Carlson, Jr. (director and President and CEO of TDS), Walter C.D. Carlson (director and non-executive Chairman of the TDS Board), Letitia G. Carlson, M.D. (director of TDS), Prudence E. Carlson (director of TDS) and/or their heirs. In addition, Mr. Nebergall holds 45 Common Shares for the Trusts outside of the TDS Voting Trust. All shares held under the Trusts are held by Mr. Nebergall as a trustee in a fiduciary capacity, and he has no beneficial interest in such shares. Since the creation of the Trusts, Mr. Nebergall has withdrawn $1,000 per year from each trust in compensation for his services as trustee. These are not arrangements with or compensation from TDS or any other member of the TDS consolidated group.

(11)     Includes the following number of Common Shares that may be acquired pursuant to stock options and/or restricted stock units which are currently vested or will vest within 60 days after February 28, 2013: LeRoy T. Carlson, 369,549 shares; LeRoy T. Carlson, Jr., 1,616,288 shares; Kenneth R. Meyers, 404,075 shares; Scott H. Williamson, 430,170 shares; David A. Wittwer, 328,173 shares; all other executive officers as a group, 595,532 shares; and all directors and executive officers as a group, 3,743,787 shares. Includes the following number of Common Shares underlying vested phantom stock units: LeRoy T. Carlson, 121,383 shares; LeRoy T. Carlson, Jr., 54,845 shares; Kenneth R. Meyers, 16,422 shares; Scott H. Williamson, -0- shares; David A. Wittwer, -0- shares; all other executive officers as a group, 5,377 shares; and all directors and executive officers as a group, 198,027 shares.

(12)     Mr. Davis is a director of the Gabelli SRI Green Fund and the Gabelli GDL Fund. The above does not include TDS shares owned by such funds, if any. As of the latest available information, neither the Gabelli SRI Green Fund nor the Gabelli GDL Fund owned any TDS shares.

(13)     Includes shares held by the executive officers who are not specifically identified in the above table: Peter L. Sereda, Douglas D. Shuma, Kurt B. Thaus, C. Theodore Herbert and Joseph R. Hanley.

Security Ownership by Certain Beneficial Owners

In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of February 28, 2013 or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS’ stock records as of such date. Some of the information below is based on reports filed by the below shareholders reporting TDS shares held as of December 31, 2012 and, in the absence of any SEC filings indicating otherwise, it was assumed that there was no change to such information between December 31, 2012 and February 28, 2013.

Shareholder’s Name and Address	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series	Percent of Shares of Common Stock	Percent of Voting Power(2)

BlackRock, Inc.
40 East 52nd Street
New York, NY 10022(3)	Common Shares	9,979,303	9.9%	9.2%	4.3%
Capital Research Global Investors
333 South Hope Street
Los Angeles, CA 90071(4)	Common Shares	9,901,989	9.8%	9.2%	4.2%
GAMCO Investors, Inc.
One Corporate Center
Rye, NY 10580(5)	Common Shares	8,948,344	8.9%	8.3%	3.8%
State Street Corporation
One Lincoln Street
Boston, MA 02111(6)	Common Shares	6,493,763	6.4%	6.0%	2.8%
The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355(7)	Common Shares	5,640,027	5.6%	5.2%	2.4%
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 21202(8)	Common Shares	5,222,230	5.2%	4.8%	2.2%
________________
*           Less than 1%

(1)        The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)        Represents the percent of voting power in matters other than the election of directors.

(3)        Based on the most recent Schedule 13G (Amendment No. 3) filed with the SEC, BlackRock, Inc. and its affiliates report sole investment and voting authority with respect to an aggregate of 9,979,303 Common Shares.

(4)        Based on the most recent Schedule 13G (Amendment No. 5) filed with the SEC, Capital Research Global Investors reports shared investment authority and sole voting authority with respect to 9,901,989 Common Shares.

(5)        Based on the most recent Schedule 13D (Amendment No. 29) filed with the SEC, GAMCO Investors, Inc. and its affiliates report sole voting authority with respect to an aggregate of 8,540,760 Common Shares, and sole investment authority with respect to an aggregate of 8,948,344 Common Shares. See “Background of Recent Events” above.

(6)        Based on the most recent Schedule 13G filed with the SEC, State Street Corporation reports shared investment and voting authority with respect to an aggregate of 6,493,763 Common Shares.

(7)        Based on the most recent Schedule 13G filed with the SEC, The Vanguard Group reports sole voting authority with respect to 72,258 Common Shares, sole investment authority with respect to 5,572,769 Common Shares, and shared investment authority with respect to 67,258 Common Shares.

(8)        Based on the most recent Schedule 13G filed with the SEC, T. Rowe Price Associates, Inc. reports sole voting authority with respect to 861,110 Common Shares and sole investment authority with respect to 5,222,230 Common Shares.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how many Common Shares you own, please give GAMCO your proxy FOR the election of the Nominee by taking three steps:

●           SIGNING the enclosed BLUE proxy card,

●           DATING the enclosed BLUE proxy card, and

●           MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

TELEPHONE AND DATA SYSTEMS, INC.

2013 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF TELEPHONE AND DATA SYSTEMS, INC.
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned appoints George Maldonado, as attorney and agent with full power of substitution to vote all Common Shares of Telephone and Data Systems, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the 2013 Annual Meeting of Shareholders of the Company scheduled to be held at the Standard Club 320 S. Plymouth Court, Chicago, Illinois 60604 on Friday, May 24, 2013, at 10:00 a.m., Chicago time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Shares of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, “AGAINST” PROPOSAL 4, AND “FOR” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEE LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE FOR PROPOSAL 2, AGAINST PROPOSAL 3, AGAINST PROPOSAL 4, AND FOR PROPOSAL 5.

1. To elect one director candidate, GAMCO’s nominee Ryan J. Morris, to serve as director of the Company until the next annual meeting of shareholders.

	FOR ALL NOMINEE	WITHHOLD AUTHORITY	FOR ALL EXCEPT

Nominee: Ryan J. Morris	[ ]	[ ]	[ ] _____________

GAMCO does not expect that the Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or for good cause will not serve, the Common Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by this proxy card will be voted for such substitute nominee(s).

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if our Nominee is elected.

2. Company’s proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.  Company’s proposal to approve an amendment to and restatement of the Company’s Restated Compensation Plan for Non-Employee Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.  Company’s proposal to approve executive compensation on an advisory basis.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.  Shareholder’s proposal to recapitalize TDS outstanding stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.